Exhibit 99.1

HIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: US$ 780,000.00

Dated January 23, 2020

Hong Kong, China

Alberton Acquisition Corp. (the “Maker”) promises to pay to the order of Hong Ye Hong Kong Shareholding Co., Limited and or his/her registered assignees or successors in interest (the “Payee”), the principal sum of seven hundred eighty thousand dollars ($780,000.00), on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1.	Principal. The principal balance of this Note shall be payable by the Maker upon the date on which Maker consummates a business combination or merger with a qualified target company (as described in its initial public offering prospectus dated October 24, 2018 (the “Prospectus”) (the “Maturity Date”). The principal balance may be prepaid, at the sole discretion of the Maker, at any time prior to the Maturity Date without penalty. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2.	Conversion Rights. The Payee has the right, but not the obligation, to convert this Note, in whole or in part, into private units (the “Units”) of the Maker, as described in the Prospectus, by providing the Maker with written notice of its intention to convert this note at least two business days prior to the closing of a Business Combination. The number of Units to be received by the Payee in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such Payee by (y) $10.00.

(a)	Fractional Shares. No fractional Units will be issued upon conversion of this Note. In lieu of any fractional Units to which Payee would otherwise be entitled, the Maker will pay to Payee in cash the amount of the unconverted principal balance of this note that would otherwise be converted into such fractional share.

(b)	Effect of Conversion. If the Maker timely receives notice of the Payee’s intention to convert this note at least two business days prior to the closing of a Business Combination, this Note shall be deemed to be converted on such closing date. At its expense, the Maker will, upon receipt of such conversion notice, as soon as practicable after consummation of a Business Combination, issue and deliver to Payee, at Payee’s address set forth on the signature page hereto or such other address requested by Payee in its conversion notice, a certificate or certificates for the number of Units to which Payee is entitled upon such conversion (bearing such legends as are customary pursuant to applicable state and federal securities laws), including a check payable to Payee for any cash amounts payable as a result of any fractional shares as described herein.

3.	Interest. No interest shall accrue on the unpaid principal balance of this Note.

4.	Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

5.	Events of Default. The following shall constitute an event of default (“Event of Default”):

(a)	Failure to Make Required Payments. Failure by the Maker to pay the principal of this Note within five (5) business days following the Maturity Date except that the Payee has timely delivered a conversion notice to the Maker.

(b)	Voluntary Liquidation, Etc. The commencement by the Maker of a proceeding relating to its bankruptcy, insolvency, reorganization, rehabilitation or other similar action, or the consent by it to the appointment of, or taking possession by, a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for the Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Maker generally to pay its debts as such debts become due, or the taking of corporate action by the Maker in furtherance of any of the foregoing.

(c)	Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or similar law, for the appointing of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the Maker or for any substantial part of its property, or ordering the winding-up or liquidation of the affairs of the Maker, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

6.	Remedies.

(a)	Upon the occurrence of an Event of Default specified in Section 5(a) hereof, the Payee may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)	Upon the occurrence of an Event of Default specified in Sections 5(b) and 5(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of the Payee.

7.	Waivers. The Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by the Payee under the terms of this Note, and all benefits that might accrue to the Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and the Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by the Payee.

8.	Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder.

9.	Notices. All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered: (i) personally or sent by first class registered or certified mail, overnight courier service to the address most recently provided in writing to such party or such other address as may be designated in writing by such party, (ii) by fax to the number most recently provided to such party or such other fax number as may be designated in writing by such party, or (iii) by email, to the email address most recently provided to such party or such other email address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on (a) the day of delivery, if delivered personally, (b) only if the receipt is acknowledged, the day after such receipt, if sent by fax or email, (c) the business day after delivery to an overnight courier service, if sent by an overnight courier service, or (d) 5 days after mailing if sent by first class registered or certified mail.

10.	Construction. This Note shall be construed and enforced in accordance with the laws of New York, without regard to conflict of law provisions thereof.

11.	Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.	Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

13.	Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto, and any attempted assignment without the required consent shall be void.

The Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

Alberton Acquisition Corporation

By:	/s/ Ben Wang
Name:	Bin Wang
Title:	CEO

Accepted and Agreed:

Hong Ye Hong Kong Shareholding Co., Limited

By:	/s/ Guan Wang
Name:	Guan Wang
Title:	Sole Shareholder and Sold Director

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